SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Avis Budget Group, Inc.

(Name of Registrant as Specified In Its Charter)

SRS Investment Management, LLC

Karthik R. Sarma

Brian Choi

Matthew Espe

Jagdeep Pahwa

Carl Sparks

Sanoke Viswanathan

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MARCH [●], 2018

AVIS BUDGET GROUP, INC.

6 Sylvan Way

Parsippany, New Jersey 07054

__________________________

PROXY STATEMENT

OF

SRS Investment Management, LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by SRS Investment Management, LLC (“SRS”, “we” or “us”), Karthik R. Sarma (“Mr. Sarma,” together with SRS, the “SRS Parties”) and the nominees named in Proposal 1 (the “Nominees” and, together with the SRS Parties, the “Participants”), in connection with the solicitation of proxies (this “Proxy Solicitation”) from the stockholders of Avis Budget Group, Inc., a Delaware corporation (“Avis” or the “Company”).

Our initial investment in Avis was based on our firm belief in the Company’s long-term potential for value creation. We believe that Avis’s stock is worth significantly more than what is reflected in its current share price. However, we have come to believe that Avis cannot achieve its full potential under the stewardship of its current management and certain members of the Company’s board of directors (the “Board”). In SRS’s view, over the past several years, a majority of the Board has failed to sufficiently hold management accountable and has lacked sufficient independence. Of the Board members who were not designated by SRS and who have been proposed by the Company on its slate provided in the Company’s Preliminary Proxy Statement (defined below), two are former/current executives of Avis and a majority of the remaining Board members have what Institutional Shareholder Services describes as compromisingly lengthy tenures of nine or more years. An additional Board member is the chairman of another public company where Ronald Nelson, who has had a long tenure as the Executive Chairman of Avis, serves as the lead director. In our view, the Company has, for a considerable length of time, clearly exemplified a lack of independent objectivity.

We are therefore seeking your support at the upcoming 2018 annual meeting of stockholders (the “Annual Meeting”) to be held on [[DAY], May [●]], 2018, at [[●] Eastern Time at [●]], with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect SRS’s slate of five director nominees — Brian Choi, Matthew Espe, Jagdeep Pahwa, Carl Sparks and Sanoke Viswanathan (collectively, the “Nominees”) — and the Company’s candidates for election at the Annual Meeting other than [_______________] (the “Excluded Company Nominees”), each to serve as directors and hold office until the annual meeting of stockholders to be held in 2019 and until their successors are duly elected and qualified.	FOR ALL five of the nominees and the Company’s candidates for election at the Annual Meeting other than the Excluded Company Nominees

2.	To ratify the appointment of Deloitte& Touche LLP as the independent registered public accountant firm for fiscal year 2018.	FOR

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3	To provide advisory approval of the compensation of the Company’s named executive officers.	AGAINST

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Based on the Company’s Preliminary Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2018 (the “Company’s Preliminary Proxy Statement”), the Board is currently composed of twelve directors, and it is our expectation that there will be twelve directors elected at the Annual Meeting. If successful in our Proxy Solicitation, the Board will be composed of our five Nominees and the seven Company director nominees receiving a plurality of the votes cast in favor of his or her election at the Annual Meeting. If elected, our Nominees would only constitute a minority of the members of the Board. Therefore, we are “rounding out” our slate by permitting stockholders who vote on the enclosed GOLD proxy card to also have the opportunity to vote for the candidates who have been nominated by the Company other than the Excluded Company Nominees. Stockholders will therefore be able to vote for the total number of directors to be elected by the holders of Common Stock (as defined below) up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement for the Annual Meeting (the “Company’s Proxy Statement”). There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as [March] [●], 2018 (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were [●] shares of common stock, par value $0.01 per share (“Common Stock”) outstanding according to the [Company’s Preliminary Proxy Statement.] As of the close of business on March [22], 2018, the Participants beneficially owned 12,006,162 shares of Common Stock in the aggregate, as further described on Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” five Nominees to the Board and for the Company’s candidates for election at the Annual Meeting other than the Excluded Company Nominees, “FOR” Proposal 2, and “AGAINST” Proposal 3.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s stockholders on or about [March] [●], 2018.

This Proxy Solicitation is being made by the SRS Parties and the Nominees, and not on behalf of the Board or management of the Company or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page [12].

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 629-6357 or collect at (212) 297-0720.

We urge you to promptly sign, date and return your GOLD proxy card.

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BACKGROUND OF THIS PROXY SOLICITATION

We initially invested in the Company more than seven years ago because we believed that Avis stock represented an attractive investment opportunity. Over time, we grew to become the largest stockholder in the Company, a position that we’ve had the honor to hold for three years. SRS’s support for the Company has been unwavering despite significant share price volatility.

From time to time since 2016, representatives of SRS have engaged in an active dialogue with the management or members of the Board of Avis on a variety of matters including the Company’s business, management, capital structure and allocation, corporate governance, Board composition and strategic alternatives and direction.

On January 25, 2016, we entered into a cooperation agreement with Avis (the “Initial Cooperation Agreement”), whereby the parties agreed, among other things and subject to certain conditions, that the Company would increase the size of the Board to twelve directors and appoint Brian Choi, a Partner at SRS and a Nominee in this Proxy Statement (“Mr. Choi”), to the Board; and to further increase the size of the Board and appoint a reasonably acceptable independent director recommended by SRS. The Initial Cooperation Agreement also provided for customary standstill provisions and voting commitments on the part of SRS.

On March 18, 2016, pursuant to the Initial Cooperation Agreement and upon the recommendation of SRS, Avis increased the size of the Board from twelve to thirteen directors and appointed Sanoke Viswanathan (“Mr. Viswanathan”), the Chief Administrative Officer of the Corporate & Investment Bank of JPMorgan Chase & Co, to fill the Board vacancy.

On January 23, 2017, Avis announced that it was adopting a stockholders rights plan (the “Poison Pill”), which provided for what SRS believed to be an unenforceable and entrenching provision that SRS believes may have precluded stockholders from acting within the scope of their rights as stockholders. The Poison Pill contained ambiguous provisions that would allow the Board to unilaterally determine that stockholders were acting as a group and which SRS believed was designed to have a chilling effect on stockholder communication. Due to our pressure to have the Company remove the Poison Pill in the interests of stockholders, on May 3, 2017, we entered into an Amended and Restated Cooperation Agreement (the “Amended Cooperation Agreement”) with Avis, pursuant to which, among other things, the Company agreed that its previously announced Poison Pill would expire concurrent with execution of the Amended Cooperation Agreement. Despite SRS’s good faith efforts to extend its term, the Amended Cooperation Agreement expired according to its terms on January 15, 2018. We were willing to extend the term of the Amended Cooperation Agreement and proposed what we believe were reasonable terms regarding Board representation and refreshment in the interests of all stockholders and were even willing to agree to a limit on SRS’s beneficial ownership at the request from the Company. However, Avis demanded that SRS agree to off-market terms, including an unreasonable three-year standstill, which we were unwilling to do. The same day the Amended Cooperation Agreement expired, the Company approved the adoption of a new one-year poison pill.

On February, 14, 2018, based on a belief that Avis’s long-term business could be strengthened with a refreshed Board, SRS submitted to the Company a formal notice of its intention to nominate the Nominees for election to the Board at the Annual Meeting.

On March 21, 2018, the Company filed the Company’s Preliminary Proxy Statement, announcing that it was nominating Carl Sparks (“Mr. Sparks”), Mr. Viswanathan, and Jagdeep Pahwa (“Mr. Pahwa”) to stand for election on the Company’s proxy card. The Company did not nominate Mr. Choi for re-election. Though SRS endorses Messrs. Sparks, Viswanathan and Pahwa and has nominated these candidates, along with Mr. Choi and the other Nominees, to stand for election at the Annual Meeting, SRS does not believe that the Company’s proposed slate, as presented in the Company’s Preliminary Proxy Statement, provides for sufficient change to its Board membership.  This is, in part, because the Company’s slate proposes a Board constituted by a majority of legacy directors whom SRS believes will continue to maintain the status quo at the Company.  Therefore, the Participants are determined to continue with the Proxy Solicitation with the aim of achieving what the Participants believe is the necessary Board refreshment to provide increased value to stockholders.

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REASONS FOR THIS PROXY SOLICITATION

Our close engagement with Avis over the last two plus years has strengthened our belief in the great long-term value of its business. However, it is our belief that the Company cannot achieve its full potential under the stewardship of the current management team and non-SRS designees on the Board. Based on this belief, the SRS Parties have nominated the Nominees for election to the Board at the Annual Meeting.

In our time as a stockholder, we have seen little or no movement to refresh the non-SRS members of the Board despite the substantial changes occurring in the mobility industry. And only after SRS nominated its slate of five Nominees and launched this Proxy Solicitation did the Company act to nominate new members to the Board. Yet, SRS believes that these changes are still insufficient, as the Company’s currently proposed slate still allows for the Board’s legacy directors to continue to control the Board with seven out of twelve members. This, along with what we believe to be an over-tenured relationship between the non-SRS members of the Board and the management team, has in our opinion created a culture of complacency resulting in weak operating performance and what we believe is a neglect of the Board’s fiduciary duties to its stockholders. Specific examples directly attributable to this failing are outlined below:

•	The non-SRS members of the Board have not held management accountable for its recurring failure to deliver on operating and financial targets.
•	The non-SRS members of the Board have taken no meaningful action to address the failure to satisfy the commitments it made to stockholders at Avis’s 2016 Investor Day regarding the implementation of a ground-up plan to achieve higher EBITDA margins over a five-year period.
•	The non-SRS members of the Board have, in our opinion, exhibited inaction and a startling lack of urgency throughout the entire search process for a permanent Chief Financial Officer.

We believe these failures can only be corrected by refreshing the Board with more independent directors who will hold management accountable. Furthermore, SRS believes the Board needs the technology expertise required to navigate the rapidly evolving world of mobility. Several of the key initiatives that the new Board should focus on include: (1) agreeing on the top strategic priorities of the Company, (2) developing a medium term plan for accelerating EBITDA growth in the core business, (3) strengthening the management team specifically by hiring a world class CFO, (4) creating a performance and data-driven culture with a focus on meritocracy over tenure, and (5) aligning management compensation with performance targets and stockholder returns.

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PROPOSAL 1: ELECTION OF DIRECTORS

According to public information, including the Company’s Preliminary Proxy Statement, the Board currently consists of twelve directors, each of whose term as director is expiring at the Annual Meeting. We are soliciting proxies to elect the five Nominees — Brian Choi, Matthew Espe, Jagdeep Pahwa, Carl Sparks, and Sanoke Viswanathan. We are “rounding out” our slate of five Nominees by recommending that stockholders vote on the GOLD proxy card, which allows stockholders to vote for the Nominees alongside the Company’s candidates for election at the Annual Meeting other than the Excluded Company Nominees.

The Participants intend to vote all of their shares of Common Stock in favor of the five Nominees. If successful in our Proxy Solicitation, the Board will be composed of our five Nominees and the seven Company director nominees receiving a plurality of votes cast in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected.

If elected, each of the Nominees will serve a one-year term until the next annual meeting of stockholders and until his successor has been duly elected and qualified. The ages and other information shown below are as of the date of the filing of this Proxy Statement.

We are soliciting proxies to elect the Nominees listed herein along with Company’s candidates for election at the Annual Meeting other than the Excluded Company Nominees.

You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees.

Nominees:

BRIAN CHOI
Age; Address	35; One Bryant Park, 39th Floor, New York, New York 10036
Occupation	Partner, SRS Investment Management, LLC
Experience

Brian Choi has served on the Board of Avis Budget Group, Inc. since 2016. Additionally, Mr. Choi serves as a Partner at SRS Investment Management, LLC, where he has served in various roles since 2008.

Prior to SRS, Mr. Choi worked at Metalmark Capital (formerly Morgan Stanley Capital Partners), a private equity firm focusing on the natural resources, industrials and healthcare sectors. Prior to Metalmark Capital, Mr. Choi began his career working in the Investment Banking Division of Lehman Brothers in the Leverage Finance Group.

Mr. Choi received a B.A. in Economics from Harvard University in 2005.

Board Service	Avis Budget Group, Inc. (2016 – Present)
Skills & Qualifications	Mr. Choi’s qualifications to serve as director include his financial and industry expertise, his diverse background working in the travel, leisure and technology sectors, as well as the continuity he can bring to Avis as a current director of the Company.

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MATTHEW ESPE
Age; Address	59; 48 Farrier Lane, Newtown Square, Pennsylvania 19073
Occupation	Independent Director, Foundation Building Materials, Inc.

Experience

Matthew Espe has served as an independent director of Foundation Building Materials, Inc., a publicly-listed supplier of building materials, and as a director of MORSCO Inc., since 2018.

Previously, Mr. Espe served as the President and Chief Executive Officer of Armstrong World Industries, Inc., a publically traded global producer of flooring products and ceiling systems, from 2010 until 2016. Prior to joining Armstrong World Industries, Mr. Espe was Chairman and Chief Executive Officer of Ricoh Americas Corporation, a subsidiary of Ricoh Company, Ltd., a provider of document management solutions and services. From 2002 to 2008, Mr. Espe was Chairman of the Board of Directors and Chief Executive Officer of IKON Office Solutions, Inc. (“IKON”), an office equipment distributor and services provider, which was acquired by Ricoh in 2008. Mr. Espe was employed by General Electric for 22 years, serving as President and Chief Executive Officer of GE Lighting prior to joining IKON in 2002.

In addition to Mr. Espe’s extensive board experience listed below, he currently serves on the Advisory Board at the College of Business and Economics at the University of Idaho and on the Advisory Council for Drexel University’s Lebow College of Business, Center for Corporate Governance.

Mr. Espe is a member of the National Association of Corporate Directors and the Wall Street Journal CEO Council.

Mr. Espe received a B.A. in marketing from the University of Idaho in 1980 and an M.B.A. from Whittier College in 1986.

Board Service	Foundation Building Materials, Inc. (2018 – Present); MORSCO Inc. (2018 – Present); NCI Building Systems, Inc.. (2015 – Present); Realogy Holdings Corp. (2016 – Present); Con-Way Inc.(2015); Unisys Corporation (2004 – 2014); Graphic Packaging Holding Company (2009 – 2010); IKON Office Solutions, Inc. (Chairman) (2002 – 2008)
Skills & Qualifications	Mr. Espe’s qualifications to serve as a director include his operational experience and former leadership roles in a number of publicly listed companies as well as the valuable insight he will provide from his familiarity of serving on corporate boards.

JAGDEEP PAHWA
Age; Address	44; One Bryant Park, 39th Floor, New York, New York 10036
Occupation	President; SRS Investment Management, LLC
Experience

Jagdeep Pahwa has served as the President of SRS Investment Management, LLC since 2017 after having been affiliated with SRS since 2006.

Mr. Pahwa has over 18 years of experience across finance, consulting and investing, beginning his career at Lehman Brothers in their Mergers & Acquisitions group in New York. Subsequently, Mr. Pahwa worked at McKinsey & Company in the US and India, where he led client engagements in the telecom, technology and real estate sectors. Mr. Pahwa has been leading SRS’s private equity business since 2006.

Mr. Pahwa received a B.T. in Chemical Engineering from the Indian Institute of Technology, Delhi in 1995, an M.S. in Chemical Engineering from Princeton University in 1997 and an M.B.A. from Harvard Business School in 2002.

Skills & Qualifications	Mr. Pahwa’s qualifications to serve as a director include his understanding of the technology sector, his years of experience in the financial industry and his deep knowledge of growing and developing businesses.

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CARL SPARKS
Age; Address	50; 4610 Bluffview Boulevard, Dallas, Texas 75209
Occupation	Chief Executive Officer, Academic Partnerships.

Experience

Carl Sparks currently serves as the Chief Executive Officer and a member of the board of directors of Academic Partnerships, a Dallas, Texas based online service provider for high education globally, a role in which he has served since 2016.

From 2011 to 2014, Mr. Sparks served as the Chief Executive Officer of Travelocity Global, a leading company in online travel, and a division of Sabre Inc. Prior to joining Travelocity, Mr. Sparks served as President of Gilt Groupe, a members-only online retailer of luxury products and experiences. Mr. Sparks joined Gilt as Chief Marketing Officer in 2009 and was promoted to President in 2010, serving in that role until 2011, when he joined Travelocity. Mr. Sparks also served from2004 until 2009 at Expedia Inc., an online travel company, in a variety of leadership roles, including Senior Vice President, Marketing and Retail Operations at Hotels.com from 2004 to 2006, Chief Marketing Officer at Expedia.com from 2006 to 2007, and General Manager at Hotels.com USA, Latin America & Canada from 2008 to 2009. Earlier in his career, Mr. Sparks served as Vice President of Direct Business and Brand at Capital One Financial Corp., and also served in senior marketing and strategy roles at Guinness & Co., PepsiCo Inc., and The Boston Consulting Group.

Mr. Sparks received a B.S in Engineering, Mechanical and Aerospace Engineering from Princeton University, graduating Summa Cum Laude, in 1989 and a M.B.A. from Harvard Business School in 1993.

Board Service	Dunkin’ Brands Group, Inc. (2016 – Present); Academic Partnerships (2016 – Present); ActionIQ, Inc. (2016 – Present); Vonage Holdings Corp. (2011 – 2018)
Skills & Qualifications	Mr. Spark’s qualifications to serve as a director include his leadership experience at both public and private companies in the travel and technology industries, his strategic and operating knowledge that comes from running a successful online commerce company, his understanding of digital marketing, technology and data platforms and his broad background in securities law, financial analysis, capital allocation, and management.
SANOKE VISWANATHAN
Age; Address	42; 25 Bank Street, London, England E14 5JP
Occupation	Chief Administrative Officer, JPMorgan Chase & Co.’s Corporate & Investment Bank.
Experience

Sanoke Viswanathan has served on the Board of Avis Budget Group, Inc. since 2016. Since 2014, Mr. Viswanathan has been the Chief Administrative Officer of JPMorgan Chase & Co.’s Corporate & Investment Bank (“CIB”), overseeing Technology, Operations and Controls.

From 2012 to 2013, Mr. Viswanathan was head of Strategy, Marketing and New Business Development for CIB and head of Corporate Strategy for JPMorgan Chase. Prior to joining JPMorgan Chase, Mr. Viswanathan was a partner at McKinsey & Co. and co-head of its global corporate and investment banking practice, serving financial institutions in Asia, Europe and North America on strategy, organization and risk management topics.

In addition to being a current director of Avis, Mr. Viswanathan has been on the Board of Sadler’s Wells Theatre in London since 2014.

Mr. Viswanathan received a B.T. from the Indian Institute of Technology, Madras in 1996 and an M.B.A. from the Indian Institute of Management Ahmedabad in 1998.

Board Service	Avis Budget Group, Inc. (2016 – Present)
Skills & Qualifications	Mr. Viswanathan’s qualifications to serve as a director include his key insight into Avis’s existing business operations, deep understanding of the travel industry, his strong leadership capabilities from serving as a chief administrative officer of a major investment bank and experience working with financial institutions, and the continuity he can provide to the Board due to his current service as a director of Avis.

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We urge stockholders to vote FOR ALL five of the Nominees and the Company’s Candidates for Election other than the Excluded Company Nominees on the GOLD proxy card

We believe that, if elected, each of the Nominees will be considered an independent director of the Company under (i) NASDAQ Listing Rule 5605(a)(2), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. Under the NASDAQ Listing Rules, however, a final determination as to the independence of the Nominees will not be made until after their election and appointment to the Board. According to the Company’s 2017 Proxy Statement filed with the SEC on March 21, 2017, the Board determined that Messrs. Choi and Viswanathan were independent.

For their services as directors of the Company during 2017, Messrs. Choi and Viswanathan received the following from the Company:

Name of Director	Fees Earned or Paid In Cash ($)(a)	Stock Awards ($)(b)	All Other Compensation ($)(c)	Total ($)
Brian Choi (d)	—	—	—	—
Sanoke Viswanathan	105,000	105,018	5,000	215,018
(a)	The cash portion of fees paid represents: 50% of the annual retainer and 50% of committee chair and membership stipends.
(b)	The stock awards represent: 50% of the annual retainer and 50% of committee chair and membership stipends. Such amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The number of deferred stock units or shares of Common Stock to be received pursuant to the equity portion of the retainer or any other compensation to be paid in the form of equity is equal to the value of the compensation being paid in the form of equity, divided by the fair market value of the Company’s Common Stock on the date of grant. The director stock awards in the form of deferred stock units.
Mr. Viswanathan’s outstanding stock awards at fiscal year-end are: 5,554 deferred stock units.
(c)	Represents discretionary matching contributions available through The Avis Budget Group Charitable Foundation.
(d)	Mr. Choi has elected not to receive compensation for his Board service.

Each of the Nominees has entered into a nominee agreement pursuant to which SRS has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from SRS for their services as Nominees or directors of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by us. If we determine to add or substitute nominees, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

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Vote Required.

According to the Company’s Amended and Restated By-Laws (the “Bylaws”), in contested elections such as this one, the affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each director nominee (meaning that the twelve director nominees who receive the highest number of shares voted “FOR” their election by the stockholders will be elected to the Board). If you “withhold” authority to vote, or abstain, with respect to one or more Nominees, your vote will have no effect on the election of such Nominees. Abstentions will not be counted as votes.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 629-6357 or collect at (212) 297-0720.

We Recommend a Vote FOR ALL Five of the Nominees and the Company’s Candidates for Election other than the Excluded Company Nominees on the GOLD proxy card.

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PROPOSAL 2: RATIFICATION OF THE COMPANY’S SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

According to the [Company’s Preliminary Proxy Statement,] the Audit Committee of the Board (the “Audit Committee”) has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for fiscal year ending December 31, 2018. Deloitte has served as the Company’s independent registered public accounting firm since 2006. It is anticipated that representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from those attending the Annual Meeting.

The stockholders are being asked to ratify the appointment of Deloitte as the independent registered public accounting firm for the fiscal year ending December 31, 2018. According to the [Company’s Preliminary Proxy Statement], in the event of a negative vote on such ratification, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.

Vote Required.

According to the [Company’s Preliminary Proxy Statement,] the approval of Proposal 2 requires the affirmative vote of a majority of all of the Common Stock present, in person or by proxy, and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.
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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

According to the [Company’s Preliminary Proxy Statement,] the Company will provide stockholders with the opportunity to cast a non-binding advisory vote on the overall compensation of the Company’s named executive officers (“NEOs”). This vote is advisory, and therefore is not binding on the Company, the Compensation Committee, or the Board and it will not overrule any prior decision or require the Board or Compensation Committee to take any action. [The Company’s Preliminary Proxy Statement] states that to the extent there is any significant vote against the NEO compensation, the Compensation Committee and Board will consider stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We believe stockholders should vote “AGAINST” the compensation of the Company’s NEOs. We believe that the Company’s NEO compensation packages may have contributed to a culture of complacency resulting in, in our view, weak operating performance. This is reflected in the publicly traded price of the Common Stock, which trades for roughly the same price it did three years ago. Though the Company provides for stock ownership guidelines for management, we believe that this is not enough and that the Company, and its stockholders, would benefit from greater alignment of incentive pay with performance, including, for instance removing the “lock-in” feature that was recently implemented into the long-term incentive awards payable to the Company’s NEOs, which, in SRS’s opinion, provides a windfall to such NEOs while not encouraging them to reach their maximum long term incentive targets.

According to the [Company’s Preliminary Proxy Statement], the Company is asking its stockholders to approve an advisory resolution to approve the compensation of the NEOs as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

We encourage all stockholders to review the Company’s proxy disclosures in the [Company’s Preliminary Proxy Statement] in detail. According to the [Company’s Preliminary Proxy Statement,] this vote will not overrule any prior decision or require the Board or the Compensation Committee to take any action.

Vote Required.

According to the [Company’s Preliminary Proxy Statement,] the approval of Proposal 3 requires the affirmative vote of a majority of all of the Common Stock present, in person or by proxy, and entitled to vote on the matter. Abstentions will have the same effect as votes “AGAINST” Proposal 3.

We Recommend a Vote AGAINST Proposal 3 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date (unless they also transfer their voting rights).

According to the Company’s Proxy Statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

How do I vote my shares of Common Stock?

Shares held in record name. If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your shares of Common Stock in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to info@okapipartners.com or mailing them to SRS Investment Management, LLC, c/o Okapi Partners LLC., 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR” all five of the Nominees listed in Proposal 1 and the Company’s candidates for election at the Annual Meeting other than the Excluded Company Nominees, “FOR” Proposal 2, and “AGAINST” Proposal 3.

How should I vote on each Proposal?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” five Nominees standing for election to the Board named in this Proxy Statement and the Company’s candidates for election at the Annual Meeting other than the Excluded Company Nominees (Proposal 1);

“FOR” the ratification of the Company’s selection of independent registered public accounting firm (Proposal 2); and

“AGAINST” the advisory proposal to approve the compensation of the Company’s executive officers (Proposal 3).

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How many shares must be present to hold the Annual Meeting?

According to the Bylaws, one-third of the outstanding shares of Common Stock as of the Record Date must be present at the meeting to hold the Annual Meeting. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is present in person at the meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the meeting will be adjourned until the Company obtains a quorum. According to the [Company’s Preliminary Proxy Statement,] abstentions (shares of the Company’s capital stock for which proxies have been received but for which the holders have abstained from voting) will be included in the calculation of the number of shares of the Company’s capital stock represented at the meeting for purposes of determining whether a quorum has been achieved.

What vote is needed to approve each Proposal?

•	Proposal 1. According to the Bylaws, the approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Annual Meeting for each nominee. In this circumstance, “plurality of the votes cast” means that the twelve director nominees who receive the highest number of shares voted “FOR” their election by the stockholders will be elected to the Board. In a contested election such as this one, stockholders shall not be permitted to vote “AGAINST” a nominee. A “WITHHELD” vote will have the same effect as a vote “AGAINST” the election of a director nominee. Abstentions and broker non-votes will not be considered as votes cast for or against any nominee, and will therefore have no effect on the outcome of the vote.

THE ONLY WAY TO SUPPORT ALL FIVE OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES AND THE COMPANY’S NOMINEES FOR ELECTION OTHER THAN THE EXCLUDED NOMINEES. PLEASE DO NOT SIGN OR RETURN A PROXY CARD FROM THE COMPANY, EVEN IF YOU INSTRUCT TO “ABSTAIN” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

•	Proposals 2 and 3. According to the [Company’s Preliminary Proxy Statement], the approval of each of Proposals 2 and 3 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. “A majority of the votes cast” means that, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of the Common Stock present or represented by proxy at the meeting and voting on the matter must vote “FOR” either Proposal 2 or Proposal 3 to approve such proposals. Abstentions will have the same effect as votes “AGAINST” Proposals 2 and 3.

What are “broker non-votes” and what effect do they have on the Proposals?

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. Under the New York Stock Exchange Rules, there are no “routine” proposals in a contested proxy solicitation. Because SRS has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by the SRS Parties and brokers will not have discretion to vote on “routine matters.”

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What should I do if I receive a proxy card from the Company?

You may receive proxy solicitation materials from Avis, including an opposition proxy statement and proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. Voting “WITHHOLD” or “ABSTAIN” for any of the Company’s nominees on its proxy card is not the same as voting for our Nominees because a vote abstaining for any of the Company’s nominees will not count as a vote “FOR” the Nominees. If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 629-6357 or collect at (212) 297-0720.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to SRS Investment Management, LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036 or to the secretary of the Company; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact Okapi Partners LLC toll free at (877) 629-6357 or collect at (212) 297-0720 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to SRS Investment Management, LLC, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, so that we will be aware of all revocations.

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Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this Proxy Solicitation is being made by the SRS Parties and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements. The SRS Parties will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The SRS Parties have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. SRS will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of SRS will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

The SRS Parties have retained Okapi Partners LLC (“Okapi”) to provide solicitation and advisory services in connection with this solicitation. Okapi will be paid a fee of not less than $600,000 based upon the campaign services provided, which does not include any discretionary performance fees payable upon conclusion of this Proxy Solicitation. In addition, SRS will reimburse Okapi for its reasonable out-of-pocket expenses and will indemnify Okapi against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ up to 85 persons to solicit the Company’s stockholders as part of this solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this Proxy Solicitation.

Costs of this Proxy Solicitation are currently estimated to be approximately $1,000,000. We estimate that through the date hereof, SRS’s expenses in connection with this Proxy Solicitation are approximately $[●]. If successful, SRS may seek reimbursement of these costs from the Company. In the event that SRS decides to seek reimbursement of its expenses, SRS does not intend to submit the matter to a vote of the Company’s stockholders. The Board, which will consist of all five of the Nominees, if all are elected, and seven of the Company’s directors, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation.

Where can I find additional information concerning Avis?

Pursuant to Rule 14a-5(c) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2019 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. [If the Company does not distribute the Company’s Proxy Statement to stockholders at least ten days prior to the Annual Meeting, we will distribute to the stockholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting.] We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this Proxy Solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.edgar.sec.gov.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

Thank you for your support,

SRS Investment Management, LLC
Karthik R. Sarma

Brian Choi	Jagdeep Pahwa
Matthew Espe	Carl Sparks
Sanoke Viswanathan

March [●], 2018

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ANNEX I: INFORMATION ON THE PARTICIPANTS

This Proxy Solicitation is being made by SRS Investment Management, LLC (“SRS”), Karthik R. Sarma, principal of SRS (“Mr. Sarma”), and the Nominees (collectively, the “Participants”).

As of the close of business on March [22], 2018, the Participants may be deemed to “beneficially own,” in the aggregate, 12,006,162 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), representing approximately 14.7% of the Company’s outstanding Common Stock. The percentages used herein are based upon 80,952,244 shares of Common Stock outstanding as of January 31, 2018, as reported in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 22, 2018.

Of the 12,006,162 shares of Common Stock beneficially owned in the aggregate by the Participants: (a) 12,000,000 shares of Common Stock may be deemed to be beneficially owned by SRS; (b) 12,000,000 shares of Common Stock may be deemed to be beneficially owned by Mr. Sarma, by virtue of his direct and indirect control of SRS; and (c) 6,162 shares of Common Stock may be deemed to be beneficially owned by Sanoke Viswanathan (“Mr. Viswanathan”), a Nominee and current member of the Board. SRS and Mr. Sarma disclaim beneficial ownership of the shares of Common Stock owned by Mr. Viswanathan. Mr. Viswanathan disclaims beneficial ownership of the shares of Common Stock owned by SRS and Mr. Sarma.

SRS and Mr. Sarma, by virtue of his direct and indirect control of SRS, may be deemed to have economic exposure to an additional 12,996,000 shares of Common Stock pursuant to certain cash-settled equity swaps between funds managed by SRS and broker-dealer counterparties. Such swaps mature on dates ranging from January 11, 2019 to May 18, 2020. The reference prices for such swaps range from $23.52 to $46.90.

SRS and MR. Sarma, by virtue of his direct and indirect control of SRS, may also be deemed to have economic exposure to an additional 4,000 shares of Common Stock pursuant to certain option contracts between SRS and broker-dealer counterparties. The options have a reference price of $50.00. The options may be settled in cash or in cash-settled equity swaps. If the options are settled in cash, SRS will be entitled to a dollar amount equal to the aggregate number of option contracts multiplied by the difference between the market price of the Common Stock at the time of settlement and the reference price of the option (the “Cash Amount”). If the options are settled in cash-settled equity swaps, SRS and the broker-dealer counterparties will enter into cash-settled equity swaps referencing either, at the election of SRS, (1) a number of shares equal to the total number of shares to which SRS has economic exposure to pursuant to the applicable option contract or (2) a number of shares equal to the Cash Amount divided by the market price of the Common Stock at the time of settlement. Such options expire on January 18, 2019.

The principal business of SRS is to provide investment management services to private individuals and institutions. The principal business of Mr. Sarma is to serve as the sole Managing Member of SRS. The principal business of each of the Nominees is disclosed in the section titled “PROPOSAL 1: ELECTION OF DIRECTORS” on page [5].

The principal business address of each of SRS and Mr. Sarma is 1 Bryant Park, 39th Floor, New York, NY 10036. The principal business address of each of the Nominees is disclosed in the section titled “PROPOSAL 1: ELECTION OF DIRECTORS” on page [5].

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Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this Proxy Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements, or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her, or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her, or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his, her, or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as set forth in this Proxy Statement (including the Annexes), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years. In addition, except as set forth in this Proxy Statement (including the Annexes), neither the Nominees nor any associate of a Nominee has served as a director or NEO of the Company at any point during the last three fiscal years of the Company.

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Transactions by the Participants with respect to the Company’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in cash accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Stock

SRS and Mr. Sarma, by virtue of his direct and indirect control of SRS		Mr. Choi		Mr. Viswanathan
Trade Date	Shares Purchase (Sold)	Trade Date	Shares Purchase (Sold)	Trade Date	Shares Purchase (Sold)
05/05/2016	(500,000)	02/25/2016	736	05/05/2016	984
08/26/2016	(500,000)	04/20/2016	(736)	08/04/2016	656
12/08/2017	3,500,000			11/04/2016	696
				02/17/2017	778
				05/05/2017	886
				08/09/2017	811
				11/08/2017	743
				02/23/2018	572
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IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

● MAILING  the  enclosed GOLD  proxy  card  TODAY  in  the  envelope  provided  (no  postage  is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN AVIS’S PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a proxy card to Avis, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Avis by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to Okapi or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

1212 Avenue of the Americas, 24th Floor

New York, New York 10036
(212) 297-0720
Stockholders Call Toll-Free at: (877) 629-6357

E-mail: info@okapipartners.com

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[Form of GOLD Proxy Card]

PRELIMINARY COPY – SUBJECT TO COMPLETION

AVIS BUDGET GROUP, INC.

Proxy Card for 2018 Annual Meeting of Stockholders

Scheduled for May [●], 2018 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY SRS INVESTMENT MANAGEMENT, LLC (“SRS”), KARTHIK R. SARMA (“MR. SARMA”) AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THE BOARD OF DIRECTORS OF AVIS BUDGET GROUP, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Jagdeep Pahwa, Bruce Goldfarb, and Eleazer Klein, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Avis Budget Group, Inc., a Delaware corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Company scheduled to be held on [Day of the Week], May [●], 2018, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation. According to the [Company’s Preliminary Proxy Statement], the meeting is scheduled to be held at [[●] A.M. Eastern Time at [●]].

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” five of the nominees listed in Proposal 1 and the Company’s nominees for election other than the Excluded Company Nominees (defined below), “FOR” Proposal 2, and “AGAINST” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “©“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” five of the Nominees named below:

Proposal 1 – Election at the Annual Meeting of the five individuals nominated by SRS and the Company’s candidates for election at the Annual Meeting other than [____________] (the “Excluded Company Nominees”), to serve as directors.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	ABSTAIN
Brian Choi Matthew Espe Jagdeep Pahwa Carl Sparks Sanoke Viswanathan	❑	❑	❑	❑
(INSTRUCTIONS: To withhold with respect to any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to vote against in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as the independent registered public accountant firm for fiscal year 2018.	❑	❑	❑

We recommend that you vote “AGAINST” Proposal 3:

Proposal 3 – To provide advisory approval of the compensation of the Company’s named executive officers.	❑	❑	❑

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

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